                                                                                                                                                                                                                                   Exhibit 10.5

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this "Guaranty") is made as of the 15th day of October, 2008 by J. BRIAN O'NEILL, (individually "Guarantor") in favor of  NL INDUSTRIES, INC., a New Jersey corporation (“NL Industries”) and NL ENVIRONMENTAL MANAGEMENT SERVICES, INC. (“NLEMS” and, collectively with NL Industries, “Lender”) and their respective successors and assigns.  Capitalized terms not otherwise defined herein shall have the definitions ascribed to them in that certain Reinstated and Amended Settlement Agreement and Release dated June 26, 2008 among Lender, Borrower, the Sayreville Economic and Redevelopment Agency (“SERA”) and the County of Middlesex, New Jersey (the “County”), as amended by that Amendment to Reinstated and Amended Settlement Agreement and Release dated as of September 25, 2008 (as amended, the “Settlement Agreement and Release”).

PRELIMINARY STATEMENTS

(1)           Sayreville Seaport Associates, L.P., a Delaware limited partnership ("Borrower"), has delivered a Mortgage Note (the “Note”) to Lender of even date herewith in the original principal amount of $15,000,000.00 which Note has been accepted by Lender as a credit against the Initial Payment (as defined in the Settlement Agreement and Release).

(2)           The Note is or will be secured by a Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated of even date herewith executed by Borrower in favor of Lender covering the Property as described in the Mortgage (such mortgage, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and any other mortgage or other document given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, are herein called the "Mortgage").

(3)           A condition precedent to Lender accepting the Note from Borrower at the Initial Closing is Guarantor's execution and delivery to Lender of this Guaranty.

STATEMENT OF AGREEMENTS

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to accept the Note from Borrower, Guarantor hereby guarantees to Lender and agrees to act as surety for the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty, this Guaranty being upon the following terms and conditions:

Section 1                      Payment Obligations.

(a)           Interest Obligations.   Guarantor hereby, unconditionally and irrevocably guarantees to Lender the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, of all interest (including any related fees, late charges and interest accruing at the Past Due Rate and/or after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding) now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to the terms of the Note or the Mortgage.

(b) Amounts not included in Prudential Obligations to Lender.  Guarantor hereby, unconditionally and irrevocably guarantees to Lender the payment of any and all amounts due under and pursuant to the Note and which amounts are not included as a part of the Loan Pay-Off Capital Contribution (as such term is defined in the Multi-Party Agreement) payable to Lender by PICA (The Prudential Insurance Company of America, Inc.) under and pursuant to the terms of that certain Multi-Party Agreement of even date herewith by and among Mortgagor, Sayreville Seaport Associates Acquisition Company, LLC, OPG Participation, LLC, J. Brian O’Neill, Mortgagee, Sayreville PRISA II LLC and The Prudential Insurance Company of America, an insurance company organized under the laws of the State of New Jersey acting solely on behalf of, for the benefit of, and with its liability limited to the assets of its insurance company separate account known as PRISA II, except as expressly provided in Section 18 of the Multi-Party Agreement.

The liability and obligations under this Section 1 shall not be limited or restricted by the existence of, or any terms of, the guaranty of specific obligations under Section 2 below

Section 2                      Guaranty of Specific Obligations.

Guarantor hereby unconditionally and irrevocably guarantees the payment of, and agrees to protect, defend, indemnify and hold harmless Lender for, from and against, any and all losses, damages or liability which may be suffered or incurred by, imposed on or awarded against Lender as a result of:

(a)           Fraud by Borrower or Guarantor in connection with (i) the acquisition of the Borrower's interest in the Property (as defined in the Mortgage) or the management, leasing or operation thereof or (ii) the making or disbursement of the Loan or any certificates or documents provided in connection therewith;

(b)           Material misrepresentation or breach of warranty by Guarantor in connection with the acquisition of Borrower's interest in the Property or the management, leasing or operation thereof; (ii) the remediation and/or redevelopment Property or (iii) the making or disbursement of the Loan or any certificates or documents provided in connection therewith;

(c)           Material misrepresentation or breach of warranty by Borrower in connection with the acquisition of Borrower's interest in the Property or the management, leasing or operation thereof; (ii) the remediation and/or redevelopment of the Property or (iii) the making or disbursement of the Loan or any certificates or documents provided in connection therewith;

(d)           After the occurrence and during the continuance of a Default, distributions to the members, partners or shareholders of Borrower or Guarantor (or to any beneficiary or trustee if Borrower or Guarantor is a trust) of any Rents, security deposits, or other income arising with respect to any property covered by the Mortgage which should have been applied against costs and expenses associated with such property or paid to Lender pursuant to the Note and the Mortgage;

(e)           The misapplication by Borrower or Guarantor of any insurance proceeds or condemnation awards attributable to any property covered by the Mortgage which, under the terms thereof, should have been applied otherwise or paid to Lender;

(f)           Any filing by Borrower or any general partner of Borrower of a bankruptcy petition, or the making by Borrower or any general partner of Borrower of an assignment for the benefit of creditors, or the appointment of a receiver of any property of Borrower or any general partner of Borrower in any action initiated by, or consented to by, Borrower or such general partner; or

(g)           Any acts of Borrower or Guarantor taken in bad faith with the intent to hinder, delay or interfere with the exercise by Lender of any rights and remedies under the Note or the Mortgage after the occurrence of and during the continuance of a Default.

The obligations guaranteed under Section 1 and this Section 2 are collectively referred to herein as the "Guaranteed Obligations".  In addition to the Guaranteed Obligations, Guarantor hereby agrees to pay to Lender all costs and expenses incurred by Lender in seeking to enforce Lender's rights and remedies with respect to such Guarantee Obligations or any of them, including, without limitation, court costs, costs of alternative dispute resolution and reasonable attorneys' fees, whether or not suit is filed or other proceedings are initiated thereon.  The guaranty of Guarantor as set forth in Section 1 and this Section 2 is a continuing guaranty of payment and not a guaranty of collection.

Notwithstanding anything set forth in this Section 2, the terms of this Section 2 shall in no way amend, modify or waive any rights or obligations of Borrower or Lender under the Settlement Agreement and Release.

Section 3                      Primary Liability of Guarantor.

(a)           This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance, and Guarantor shall be liable for the payment and performance of the Guaranteed Obligations as a primary obligor.  This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any right to which Guarantor may otherwise have been entitled, whether existing under statute, at Law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or person.  It shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or other person liable on such indebtedness or for such performance, or to enforce any rights against any security given to secure such indebtedness or performance, or to join Borrower or any other person liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Lender from suing on the Note or foreclosing the Mortgage.

(b)           It shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or other person liable on such indebtedness or for such performance, or to enforce any rights against any security given to secure such indebtedness or performance, or to join Borrower or any other Person liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Lender from suing on the Note or foreclosing the Mortgage and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note and the Mortgage, and Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof.  At any sale of Borrower's interest in the Property or other collateral given for the indebtedness due under the Note (the “Indebtedness”) or any part thereof, whether by foreclosure or otherwise, Lender may at its discretion purchase all or any part of Borrower's interest in the Property or collateral so sold or offered for sale for its own account and may, in payment of the amount bid therefor, deduct such amount from the balance due it pursuant to the terms of the Note.

(c) Suit may be brought or demand may be made against Borrower or against any or all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto. Any time that Lender is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance.  If Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full.  If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.

Section 4.                      Certain Agreements and Waivers by Guarantor.

(a)           Guarantor agrees that neither Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

i. any limitation on the liability of, or recourse against, any other person in the Note or the Mortgage or arising under any Law;

ii. any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration or that the obligations of Guarantor hereunder exceed or are more burdensome than those of Borrower under the Note or the Mortgage;

iii. the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

iv. the operation of any statutes of limitation or other laws regarding the limitation of actions, all of which are hereby waived as a defense to any action or proceeding brought by Lender against Guarantor, to the fullest extent permitted by Law;

v. any homestead exemption or any other exemption under applicable law;

vi. any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, or any impairment of Guarantor’s recourse against any person or collateral;

vii. whether express or by operation of law, any partial release of the liability of Guarantor hereunder (except to the extent expressly so released) or any complete or partial release of Borrower or any other person liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

viii. the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

ix. either with or without notice to or consent of Guarantor, any renewal, extension, modification, supplement, subordination or rearrangement of the terms of any or all of the Guaranteed Obligations and/or the Note or the Mortgage, including without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, the Note or the Mortgage or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower or any other person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

x. any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with the Note or the Mortgage, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations;

xi. any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of the Note or Mortgage, or of any release of or change in any security, or of the occurrence or existence of any default, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Lender shall have no duty to notify Guarantor of any information which Lender may have concerning Borrower;

xii. if for any reason Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;

xiii. the making of advances by Lender to protect its interest in the collateral for the Indebtedness, preserve the value of such collateral or for the purpose of performing any term or covenant contained in the Note or the Mortgage;

xiv. the existence of any claim, counterclaim, set-off or other right that Guarantor may at any time have against Borrower, Lender, or any other person, whether or not arising in connection with this Guaranty, the Note or the Mortgage;

xv. the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by Law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or persons creating the Guaranteed Obligations acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations);

xvi. any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender, or any action taken or omitted by Lender in any such proceedings, including any election to have Lender’s claim allowed as being secured, partially secured or unsecured, any extension of credit by Lender in any such proceedings or the taking and holding by Lender of any security for any such extension of credit;

xvii. any other condition, event, omission, action or inaction that would in the absence of this paragraph result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or any other agreement;

       xviii. any early termination of any of the Guaranteed Obligations; or

xix. Lender’s enforcement or forbearance from enforcement of the Guaranteed Obligations on a net or gross basis.

(b)           In the event any payment by Borrower or any other Person to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar Law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any reasonable attorneys’ fees, costs and expenses paid or incurred by Lender in connection with any such event.

(c)           It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute, irrevocable and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

(d)           Guarantor’s obligations shall not be affected, impaired, lessened or released by loans, credits or other financial accommodations now existing or hereafter advanced by Lender to Borrower in excess of the Guaranteed Obligations.  All payments, repayments and prepayments of the Indebtedness, whether voluntary or involuntary, received by Lender from Borrower, any other person or any other source (other than from Guarantor pursuant to a demand by Lender hereunder), and any amounts realized from any collateral for the Loan, shall be deemed to be applied first to any portion of the Note which is not covered by this Guaranty, and last to the Guaranteed Obligations, and this Guaranty shall bind Guarantor to the extent of any Guaranteed Obligations that may remain owing to Lender.  Lender shall have the right to apply any sums paid by Guarantor to any portion of the Note in Lender’s sole and absolute discretion.

(e)           If acceleration of the time for payment of any amount payable by Borrower under the Note, the Mortgage is stayed or delayed by any Law or tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Lender.

Section 5                      Subordination.

If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

(a)           such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing such indebtedness shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

(b)           Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed; provided, however, that so long as no default shall have occurred and be continuing, Guarantor shall not be prohibited from receiving such (i) reasonable management fees or reasonable salary from Borrower as Lender may find acceptable from time to time in its sole and absolute discretion, and (ii) distributions from Borrower in an amount equal to any income taxes imposed on Guarantor which are attributable to Borrower’s income from the Property;

(c)           Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below.  In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender on behalf of itself and each and every other Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a default shall have occurred or be continuing under the Note or the Mortgage), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed.  If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 4, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

(d)           Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 5, including, but not limited to, execution and delivery of proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor.  All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

Section 6                      Other Liability of Guarantor or Borrower.

If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor.  If Borrower is or becomes indebted to Lender for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon such other indebtedness of Borrower to Lender may be applied to such other indebtedness.  This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given.  Further, Guarantor’s liability under this Guaranty is in addition to any and all other liability Guarantor may have in any other capacity, including without limitation, if applicable, its capacity as a general partner.

Section 7                      Lender Assigns.

This Guaranty is for the benefit of Lender and Lender’s successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations.  Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations or any part thereof and agrees that failure to give notice of any such transfer or assignment will not affect the liabilities of Guarantor hereunder.  Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants.  Guarantor shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the same rights and benefits with respect to the Note and the Mortgage as such person(s) would have if such person(s) were Lender hereunder.

Section 8                      Binding Effect; Joint and Several Liability.

This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns.  Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Obligations are then due and payable.  If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term "Guarantor" shall mean all of such Persons and each of them individually.

Section 9                      Governing Law; Forum; Consent to Jurisdiction.

The validity, enforcement, and interpretation of this Guaranty, shall for all purposes be governed by and construed in accordance with the laws of the State of New Jersey and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws.  All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable.  Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor’s property to the non-exclusive jurisdiction of any state court, or any United States federal court, sitting in the State of New Jersey, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations.  Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.  Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction.  Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address set forth at the end of this Guaranty, or at a subsequent address of which Lender receives actual notice from Guarantor in accordance with the notice provisions hereof, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing hereon shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Guarantor in any other court or jurisdiction.  Guarantor hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantor may otherwise be entitled under the laws of the United States of America or any State or possession of the United States of America now in force or which may hereinafter be enacted.  The authority and power to appear for and enter judgment against the Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as the Lender shall deem necessary and desirable.

Section 10                      Invalidity of Certain Provisions.

If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.

Section 11                      Costs and Expenses of Enforcement.

Guarantor agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to enforce Lender’s rights and remedies under this Guaranty, including, without limitation, court costs, costs of alternative dispute resolution and reasonable attorneys’ fees, whether or not suit is filed or other proceedings are initiated hereon.  All such costs and expenses incurred by Lender shall constitute a portion of the Guaranteed Obligations hereunder, shall be subject to the provisions hereof with respect to the Guaranteed Obligations and shall be payable by Guarantor on demand by Lender.

Section 12                      No Usury.

It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable law.  Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law.  The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

Section 13                      Representations, Warranties, and Covenants of Guarantor.

Guarantor hereby represents, warrants, and covenants that (a) Guarantor has a financial interest in Borrower and will derive a material and substantial benefit, directly or indirectly, from Lender accepting the Note from Borrower and from the making of this Guaranty by Guarantor; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (d) Guarantor has full power and authority to enter into and perform this Guaranty; (e) Guarantor will indemnify the Lender from any loss, cost or expense actually incurred as a result of any representation or warranty of the Guarantor being false, incorrect, incomplete or misleading in any material respect; (f) after giving effect to this Guaranty, Guarantor is solvent, and does not intend to incur or believe that he will incur debts that will be beyond his ability to pay as such debts mature; (g) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep fully appraised of  Borrower's financial and business condition; (h) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from the Borrower or any other person; (i) Guarantor has read and fully understands the provisions contained in the Note and the Mortgage.  Guarantor shall immediately notify Lender of the occurrence of any material adverse change in the financial condition of Guarantor.  Guarantor's representations, warranties and covenants are a material inducement to Lender to accept the Note from Borrower and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

Guarantor’s representations, warranties and covenants are a material inducement to Lender to accept the Note from Borrower and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

Section 14                      Notices.

All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under the Note and the Mortgage shall be in writing and, unless otherwise specifically provided in the Note or the Mortgage, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Guaranty unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile (with a confirmatory duplicate copy sent by first class United States mail).  Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in the Note or the Mortgage or to require giving of notice or demand to or upon any person in any situation or for any reason.

Section 15                      Cumulative Rights.

All of the rights and remedies of Lender under this Guaranty and the Note and the Mortgage are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies.  No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time.  No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any default.  No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances.  No provision of this Guaranty or any right or remedy of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed and delivered by Lender to Guarantor.

Section 16                      Term of Guaranty.

This Guaranty shall continue in effect until all the Guaranteed Obligations and all of the obligations of Guarantor to Lender under this Guaranty are fully and finally paid, performed and discharged and are not subject to any bankruptcy preference period or any other disgorgement.

Section 17                      Subrogation.

Guarantor shall not have any right of subrogation under any of the Loan Documents or any right to participate in any security for the Guaranteed Obligations or any right to reimbursement, exoneration, contribution, indemnification or any similar rights, until the Guaranteed Obligations have been fully and finally paid, performed and discharged in accordance with Section 16 above, and Guarantor hereby waives all of such rights.

Section 18                      Time of Essence.

Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.

Section 19                      Entire Agreement; Counterparts; Construction.

This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations.  This Guaranty supersedes all prior agreements and understandings, if any, with respect to the guaranty by Guarantor of the Guaranteed Obligations.  This Guaranty shall be effective upon execution by Guarantor and delivery to Lender.  This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.  This Guaranty has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement.  As used herein, the words "include" and "including" shall be interpreted as if followed by the words "without limitation."

Section 20                      Forum.

Guarantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State specified in the governing law section of this Guaranty and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any dispute.  Guarantor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.  Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the state specified in the governing law section of this Guaranty may be made by certified or registered mail, return receipt requested, directed to Guarantor at its address for notice set forth in this Guaranty, or at a subsequent address of which Lender received actual notice from Guarantor in accordance with the notice section of this Guaranty, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Guarantor in any other court or jurisdiction.  Guarantor hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantor may otherwise be entitled under the laws of the United States of America or of any state of possession of the United States of America now in force and which may hereinafter be enacted.  The authority and power to appear for and enter judgment against Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto.  Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as Lender shall deem necessary and desirable, for all of which this Guaranty shall be sufficient warrant.

Section 21                      WAIVER OF JURY TRIAL.

IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR AND LENDER, AND GUARANTOR AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE NOTE AND MORTGAGE.  GUARANTOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL.  GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

THE NOTE AND MORTGAGE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SIGNATURE OF GUARANTOR ON FOLLOWING PAGE

IN WITNESS WHEREOF, Guarantor duly executed this Guaranty under seal as of the date first written above.

GUARANTOR:

The address of Guarantor is:

930 Stoke Road
Villanova, Pennsylvania  19085                                                                      /s/ J. Brian O'Neill             (SEAL)
Fax No. (610) 878-7466                                                                                      J. Brian O'Neill

With a copy to:

Macartney, Mitchell & Campbell, LLC
2701 Renaissance Boulevard
4th Floor
King of Prussia, PA  19046
Attn:  Sean E. Mitchell, Esq.
Fax No:  (215) 689-2767

Address of Lender:

NL Environmental Management Services, Inc.
NL Industries, Inc.
5430 LBJ Freeway
Suite 1700
Dallas, TX  75240
Attention:  General Counsel

with a copy to:

Christopher R. Gibson, Esq.
Archer & Greiner, P.C.
One Centennial Square
Haddonfield, NJ  08033

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF MONTGOMERY, TO WIT:

I HEREBY CERTIFY, that on this 15th day of October, 2008, before me, the undersigned Notary Public of said State, personally appeared J. Brian O'Neill, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

WITNESS my hand and Notarial Seal.

/s/ Harry A. Reichner
Harry A. Reichner, Notary Public

My Commission Expires:  November 13, 2010